Investment in Affiliate	6 Months Ended
Jun. 30, 2024
Investment in Affiliate [Abstract]
INVESTMENT IN AFFILIATE

NOTE 3 — INVESTMENT IN AFFILIATE

a.	On February 23, 2023, the Company and Jeffs’ Brands Holdings entered into a stock purchase agreement (as amended on March 22, 2023, the “Wellution Agreement”), with SciSparc Ltd. (“SciSparc”), pursuant to which, on March 22, 2023, Jeffs’ Brands Holdings acquired from SciSparc 57 shares of common stock of SciSparc U.S., a wholly-owned subsidiary of SciSparc that owns and operates Wellution, an Amazon food supplements and cosmetics brand, representing approximately 49% of the issued and outstanding common stock of SciSparc U.S., for approximately $3.0 million in cash. The Company reviewed the transaction and deemed it to be the purchase of assets for accounting purposes under ASC Subtopic 805 “Business Combinations” (“ASC 805”), and not as a business combination. The Company reviewed the guidance under ASC 805 for the transaction and determined that the fair value of the gross assets acquired was concentrated in a single identifiable asset, a brand.

In connection with the closing of the Wellution Agreement, on March 22, 2023, the Company entered into a consulting agreement with SciSparc U.S. (the “SciSparc Consulting Agreement”), pursuant to which the Company will provide management services to SciSparc U.S. for the Wellution brand for a monthly fee of $20 thousand and the Company received a one-time signing bonus in the amount of $51 thousand. The SciSparc Consulting Agreement is for an undefined period of time and may be terminated by either party with 30 days advance notice. On September 4, 2024, the Company and SciSparc U.S. entered into an amendment to the SciSparc Consulting Agreement. Pursuant to the amendment to the SciSparc Consulting Agreement, the monthly fee was reduced to $10 thousand beginning on November 2023.

Jeffs’ Brands Holdings owns 49% of the voting rights in SciSparc U.S and has the right to appoint two out of five directors. Management has determined that it has significant influence over SciSparc U.S and accordingly accounts for its investment under the equity method.

The Company did not obtain any substantive processes, assembled workforce, or employees capable of producing outputs in connection with the acquisition. Therefore, the transaction was accounted for as an asset acquisition, as the acquired assets did not meet the definition of a business as defined by ASC 805, Business Combinations.

The activity in the investment accounted for using the equity method was as follows:

January 1, 2024 – June 30, 2024
USD in thousands
Balance as of January 1, 2024	1,940
Equity losses	(245)
Balance as of June 30, 2024	1,695

Summarized financial information:

Summarized statement of operations:

	January 1, 2024 – June 30, 2024	February 23, 2023 – June 30, 2023
	USD in thousands
Revenues	840	1,186
Net loss	(500)	(151)

b.	Pursuant to the Wellution Agreement, in connection with the closing of the Wellution Agreement, on March 22, 2023, the Company issued 35,345 ordinary shares, no par value per share (“Ordinary Shares”) to SciSparc and SciSparc issued 13,858 (after giving effect to a 1-for-26 reverse share split effected by SciSparc on September 28, 2023), of its ordinary shares to the Company in a share exchange (collectively, the “Exchange Shares”), representing approximately 2.97% and 4.99%, respectively, of the Company’s and SciSparc’s issued and outstanding ordinary shares. The number of Exchange Shares acquired by each company was calculated by dividing $288 thousand by the average closing price of the relevant company’s shares on the Nasdaq Capital Market for the 30 consecutive trading days ending on the third trading day immediately prior to the closing.

The investment in SciSparc was accounted for as financial asset through profit and loss.

The activity in investment at fair value was as follows:

January 1, 2024 – June 30, 2024
USD in thousands
Balance as of January 1, 2024	67
Revaluation losses	(56)
Balance as of June 30, 2024	11